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                               FIRST AMENDMENT TO
                       ALLODERM-Registered Trademark- CO-PROMOTION AGREEMENT


         This First Amendment to Alloderm-Registered Trademark- Co-Promotion Agreement ("First Amendment") is entered into as of this 1st day of September, 2000, by and between Obagi Medical Products, Inc. ("OMP"), a California corporation, and LifeCell Corporation ("LifeCell"), a Delaware corporation. OMP and LifeCell are collectively referred to herein as the "Parties."

                                    RECITALS

         WHEREAS, the Parties have previously entered into an "Alloderm-Registered Trademark- Co-Promotion Agreement," dated February 9, 2000, ("Co-Promotion Agreement");

         WHEREAS, the Parties desire to amend and modify certain of their rights and responsibilities pursuant to Section 15.9 of the Co-Promotion Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

         1. Terms defined in the Co-Promotion Agreement shall have their defined meaning in this First Amendment.

         2. Beginning September 1, 2000, OMP shall receive a co-promotion fee for sales of Micronized Alloderm-Registered Trademark- according to the following schedule:

                  a)    [***] Units -- [***] of Payable Sales to OMP.

                  b)    [***]  Units -- [***] of Payable Sales to OMP.

                  c)    [***] Units and above -- [***] of Payable Sales to OMP


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

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         3. The co-promotion fee schedule set forth in paragraph 1 of this
First Amendment shall remain in effect through March 31, 2003.

         4. Beginning April 1, 2003, the co-promotion fee to OMP during that Contract Year and subsequent Contract Years shall be as set forth in Section
3.4 of the Co-Promotion Agreement.


         5. Upon LifeCell's determination that any and all facilities used to process or manufacture Micronized Alloderm-Registered Trademark- sold pursuant to the Co-Promotion Agreement are in compliance with the FDA's "Quality System Regulations" ("QSR") with respect to medical devices, and the Joint Management Committee (as such term is defined in the Co-Promotion Agreement) determines that LifeCell will apply for approval for the classification of Micronized Alloderm-Registered Trademark- as a medical device under applicable FDA regulations, then in such event LifeCell shall immediately undertake the process to secure such FDA approvals as are necessary to promote and sell the Product as a medical device


         6. LifeCell and OMP each agree to pay 50% of any and all payments due to Inamed Corporation in connection with the settlement of the legal action filed in the United States District Court for the District of New Jersey and titled Inamed Corporation, et al. V. LifeCell Corporation and Obagi Medical Products, Inc., Case No. 3:00-2740 ("the Litigation") under paragraph 1 of the Settlement Agreement And Release entered into between the parties to the Litigation. In particular, LifeCell and OMP shall each pay 50% of each of the four installment payments as they become due.


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         7. LifeCell and OMP agree that each of them shall bear its own costs, expenses and attorney fees incurred in connection with the Litigation and shall not seek to recover such costs, expenses or attorney fees from the other in any action or proceeding.

         8. The terms and provisions of this First Amendment supersede and modify any conflicting provisions in the Co-Promotion Agreement. However, except as expressly modified in this First Amendment, the terms and provisions of the Co-Promotion Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.


                                  OBAGI MEDICAL PRODUCTS, INC.


                         By:      /s/ Philip J. Rose
                                  --------------------------------
                                  its President & CEO
                                      ----------------------------



                                  LIFECELL CORPORATION


                         By:      /s/ P. Thomas
                                  --------------------------------
                                  its President & CEO
                                      ----------------------------















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